AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT



        WHEREAS, Keystone Group, Inc., the Keystone Group, Inc. Employee Voting Trust, the Keystone Group, Inc. Management Stockholders' Voting Trust, the 1989 Collective Investment and Voting Trust, the Keystone Group, Inc. 1992 Employee Voting Trust, the Keystone Group, Inc. 1992 Collective Investment and Voting Trust, the Keystone Group, Inc. 1993 Option Share Voting Trust (collectively, the "Voting Trusts"), the trustees of each of the Voting Trusts (collectively, the "Trustees") and those certain officers and employees of Keystone Group, Inc. and its subsidiaries, including their respective successors and assigns, who are deemed to be parties hereto by reason of their ownership of an interest in one or more of the Voting Trusts or otherwise, in each case together with any other officers or employees of Keystone who after the date hereof may from time to time execute an instrument of adherence thereto or any other document executed for the purpose of making any such officer or employee a party hereto (collectively, the "Management Stockholders" and individually a "Management Stockholder"), are all of the parties to the Amended and Restated Stockholders' Agreement dated as of November 6, 1989 as Amended and Restated as of August 17, 1993 (the "Agreement");

        WHEREAS, Section 5.04 of the Agreement provides in part for the amendment of the Agreement "only by a written consent signed by (i) the Company, and (ii) holders of a majority of the shares of Common Stock held by the Management Stockholders, or by Trusts for their benefit (which consent shall be deemed validly given if by the Trustees);

        WHEREAS, all of the parties to the Agreement wish to further amend the Agreement and to give their consent to such amendment pursuant to the terms of
Section 5.04 of the Agreement;

        NOW THEREFORE, the Agreement is hereby further amended as follows:

                                   WITNESSETH:

1. All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Agreement.

2. Article II, Section 2.01, Subparagraph (a)(ii) is hereby revoked in its entirety and the following substituted therefore:

        "(ii) Transfer by any Management Stockholder to: (A) any other Management Stockholder; (B) his or her spouse and/or issue; (C) a trust of which he or she is the settlor and a trustee for the benefit of his or her spouse and/or issue; (D) a trust of which he or she is the settlor and a trustee for the benefit of one or more charitable organizations which qualify as such pursuant to the Internal Revenue Code as amended from time to time; or (E) a trust for the concurrent or sequential benefit of the Management Stockholders' spouse, issue and one or more charitable organizations described in (D) above; provided, that no such trust shall require or permit distribution of such Common Stock or Trust Securities during the term of this Agreement except to one or more charitable organizations as described in (D) above; and provided further that, with respect to all transfers permitted pursuant to this subparagraph
(a)(ii), the transferee shall have entered into an enforceable written agreement satisfactory to the Company providing that all Common Stock or Trust Securities so transferred shall continue to be subject to all provisions of this Agreement (including Section 4.01 hereof with respect to shares subject to a Repurchase Option) as if such Common Stock or Trust Securities were still held by such Management Stockholder; and"

        IN WITNESS WHEREOF, the parties have executed this Amendment and hereby consent to the same this 30th day of March, 1994.


                                            KEYSTONE GROUP, INC.


                                            -------------------------------
                                            Name:
                                            Title:

                                            MANAGEMENT STOCKHOLDERS:


                                            -------------------------------
                                            George S. Bissell

                                            -------------------------------
                                            Stephen J. Arpante

                                            -------------------------------
                                            Roger T. Wickers

                                            -------------------------------
                                            Albert H. Elfner, III

                                            -------------------------------
                                            Philip M. Byrne

                                            -------------------------------
                                            Edward F. Godfrey

                                            -------------------------------
                                            Ralph J. Spuehler, Jr.



                                            -------------------------------
                                            George S. Bissell, as Trustee of the
                                            Keystone Group, Inc. Employee Voting
                                            Trust, Keystone Group, Inc.
                                            Management Stockholders' Voting
                                            Trust, Keystone Group, Inc. 1992
                                            Employee Voting Trust, 1989
                                            Collective Investment Voting Trust,
                                            Keystone Group, Inc. 1992 Collective
                                            Investment and Voting Trust and
                                            Keystone Group, Inc. 1993 Option
                                            Share Voting Trust

                                            --------------------------------
                                            Albert H. Elfner, III, as Trustee of
                                            the Keystone Group, Inc. Employee
                                            Voting Trust, Keystone Group, Inc.
                                            Management Stockholders' Voting
                                            Trust, Keystone Group, Inc. 1992
                                            Employee Voting Trust, 1989
                                            Collective Investment Voting Trust,
                                            Keystone Group, Inc. 1992 Collective
                                            Investment and Voting Trust and
                                            Keystone Group, Inc. 1993 Option
                                            Share Voting Trust



                                            ---------------------------------
                                            Roger T. Wickers, as Trustee of the
                                            Keystone Group, Inc. Employee Voting
                                            Trust, Keystone Group, Inc.
                                            Management Stockholders' Voting
                                            Trust, Keystone Group, Inc. 1992
                                            Employee Voting Trust, 1989
                                            Collective Investment Voting Trust,
                                            Keystone Group, Inc. 1992 Collective
                                            Investment and Voting Trust and
                                            Keystone Group, Inc. 1993 Option
                                            Share Voting Trust



                                            ----------------------------------
                                            Edward F. Godfrey, as Trustee of the
                                            Keystone Group, Inc. Employee Voting
                                            Trust, Keystone Group, Inc.
                                            Management Stockholders' Voting
                                            Trust, Keystone Group, Inc. 1992
                                            Employee Voting Trust, 1989
                                            Collective Investment Voting Trust,
                                            Keystone Group, Inc. 1992 Collective
                                            Investment and Voting Trust and
                                            Keystone Group, Inc. 1993 Option
                                            Share Trust

                                            ----------------------------------
                                            Ralph J. Spuehler, Jr., as Trustee
                                            of the Keystone Group, Inc. Employee
                                            Voting Trust, Keystone Group, Inc.
                                            Management Stockholders' Voting
                                            Trust, Keystone Group, Inc. 1992
                                            Employee Voting Trust, 1989
                                            Collective Investment Voting
                                            Trust, Keystone Group, Inc. 1992
                                            Collective Investment and Voting
                                            Trust and Keystone Group, Inc. 1993
                                            Option Share Trust